UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2003
                                                          ---------------



                                 CSX CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


                1-8022                               62-1051971
                ------                               ----------
            (Commission                            (I.R.S. Employer
             File No.)                            Identification No.)


               500 Water Street, 15th Floor,Jacksonville, FL 32202
               ---------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


               Registrant's telephone number, including area code:
                                 (904) 359-3200
                                 --------------

                                       N/A
      (Former name or former address, if changed since date of last report)


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ITEM 5.  OTHER ITEMS

         On October 2, 2003, CSX Corporation issued a press release announcing its intention to satisfy in cash its obligation to purchase its Zero Coupon Convertible Debentures due October 30, 2021.

         A copy of the press release is being filed with this report as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (c) Exhibits required to be filed by Item 601 of Regulation S-K

             The following exhibit is filed as part of this report.

             99.1     Press Release of October 2, 2003 from CSX Corporation


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                                    Signature
                                    ---------

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                CSX CORPORATION


                                By: /s/ David A. Boor
                                    ----------------------------
                                    David A. Boor
                                    Vice President and Treasurer



Date:  October 2, 2003

                                  EXHIBIT LIST
                                  ------------


Exhibit                           Description
-------                           -----------

   99.1           Press Release of October 2, 2003 from CSX Corporation